                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                      -----------------------------------


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  December 18, 1997

                      -----------------------------------


                            STORM TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)



       Delaware                     0-21449                   77-0239305
   (State or other          (Commission File Number)      (I.R.S. Employer)
   jurisdiction of                                       Identification No.)
  incorporation or
    organization)



        1395 Charleston Road                            94043
      Mountain View, California
(Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code:  (650) 691-6600

     Item 2.  Acquisition or Disposition of Assets.


          (a) On December 18, 1997, pursuant to an Agreement for Purchase and Sale of Assets attached as Exhibit 2.2 (the "Acquisition Agreement"), by and
                           -----------
among Storm Technology, Inc. ("Storm"), a Delaware corporation, Logitech, Inc. ("Logitech US"), a California corporation, Logitech Far East Ltd. ("Logitech Asia"), a Taiwanese corporation, Logitech S.A. ("Logitech Swiss"), a Swiss corporation, and Logitech Trading S.A. ("Logitech Trading"), a Swiss corporation (Logitech US, Logitech Asia, Logitech Swiss and Logitech Trading collectively referred to as "Logitech"), Storm acquired certain tangible and intangible assets (the "Assets") related to the image scanning products of Logitech (the "Products") (the "Acquisition"). Concurrent with the execution of the Acquisition Agreement, Storm entered into (i) a Joint Sales and Marketing Agreement (the "Joint Marketing Agreement") with Logitech Trading for the marketing, sales and distribution by Logitech Trading of the Products and Storm's own proprietary products (the "Storm Products") and (ii) a Manufacturing Services Agreement with Logitech Asia for the manufacture of certain products for Storm.

          In accordance with the Acquisition Agreement, Storm (i) paid a purchase price equal to US$9,000,000, US$5,000,000 payable in cash at the Closing and the remaining US$4,000,000 payable pursuant to a promissory note which, if not paid by March 27, 1998, will be convertible under certain circumstances by Logitech into Storm's Common Stock; (ii) issued to Logitech 1,159,413 shares of Storm's Common Stock; (iii) will pay for certain inventory of the Products pursuant to the Joint Marketing Agreement; and (iv) will pay for distribution of the Products and Storm Products under the Joint Marketing Agreement in the form of an "earn-out" based on the sales revenue generated by such distribution. Storm also assumed certain contracts of Logitech related to the Assets. The purchase price was arrived at by an arms' length negotiation and was paid using funds from Storm's working capital obtained through sales of its equity securities (see Item 5 below).

          Storm will account for the Acquisition by the purchase method of accounting, and expects to take a significant charge against earnings during its fiscal quarter ending December 31, 1997 relating to the write-off of research and development in-process obtained from Logitech.

          Prior to the Acquisition, no material relationship existed between the principal shareholders of Logitech and Storm, any affiliates of Storm, any director or officer of Storm, or any associate of any such director or officer.

     Item 5.  Other Events.

          (a) On December 18, 1997, Storm filed a Certificate of Designation attached as Exhibit 3.1 (the "Certificate of Designation") with the Secretary of
            -----------
State of Delaware prescribing the rights, preferences, privileges and limitations of Series A 8.5% Convertible Preferred Stock (the "Series A Preferred"). Immediately after such filing, the Company completed its offer and sale to outside investors of (i) 30,000 shares of Series A Preferred at a price of $100 per share; (ii) warrants to purchase an aggregate of 150,000 shares of Common Stock at an exercise price of $3.00 per share; and (iii) warrants to purchase shares of Common Stock upon conversion of the Series A Preferred contingent on certain events as provided for in the Certificate of Designation (collectively, the "Private Placement"). The aggregate proceeds of $3,000,000 were applied principally towards the cash portion of the purchase price for the Acquisition (see Item 2 above).

          A copy of the Subscription Agreement for each investor participating in the Private Placement is attached as Exhibits 4.1 through 4.3 and is
                                        ------------------------
incorporated herein by reference.

          (b) On December 18, 1997, Storm completed an offer and sale to members of Storm's management, including its President and Chief Technology Officer, of
(i) 1,094,665 shares of Common Stock at a price of $1.875 per share and (ii) warrants to purchase an aggregate of 102,625 shares of Common Stock of Storm with an exercise price of $1.90 per share, such warrant rights granted at a price of $0.125 per warrant share (collectively, the "Management Private Placement"). The aggregate proceeds of $2,065,325 were applied principally towards the cash portion of the purchase price for the Acquisition (see Item 2 above).

          A copy of the Common Stock and Warrant Purchase Agreement for each investor participating in the Management Private Placement is attached as

Exhibits 4.10 through 4.13 and is incorporated herein by reference.
--------------------------


     Item 7.  Financial Statements, Pro Forma Financial Information and
              Exhibits.


     (a) It is currently impracticable to provide audited financial data of the Assets that would be required pursuant to Article 3 of Regulation S-X. Storm intends to file the required audited financial data, if any, on or before February 28, 1998.

     (b) It is currently impracticable to provide any pro forma financial information of the Assets that would be required pursuant to Article 11 of Regulation S-X. Storm intends to file required pro forma financial information, if any, on or before February 28, 1998.

     (c)  The following exhibits are attached hereto and filed herewith:

          2.2 Agreement for Purchase and Sale of Assets dated as of December 18, 1997 among Storm, Logitech US, Logitech Asia, Logitech Swiss and Logitech Trading.

          2.3 Joint Sales and Marketing Agreement dated as of December 18, 1997 by and between Storm and Logitech Trading.

          2.4 Manufacturing Services Agreement dated as of December 18, 1997 by and between Storm and Logitech Asia.

          3.1 Certificate of Designation for Series A 8.5% Convertible Preferred Stock filed December 18, 1997.

          4.1 Series A 8.5% Convertible Stock Subscription Agreement dated as of December 18, 1997 by and between Storm and CPR (USA) Inc.

          4.2 Series A 8.5% Convertible Stock Subscription Agreement dated as of December 18, 1997 by and between Storm and Libertyview Plus Fund.

          4.3 Series A 8.5% Convertible Stock Subscription Agreement dated as of December 18, 1997 by and between Storm and Libertyview Fund, LLC.

          4.4 Stock Purchase Warrant to Purchase Shares of Common Stock issued to CPR (USA) Inc.

          4.5 Stock Purchase Warrant to Purchase Shares of Common Stock issued to Libertyview Plus Fund.

          4.6 Stock Purchase Warrant to Purchase Shares of Common Stock issued to Libertyview Fund, LLC.

          4.7 Registration Rights Agreement dated as of December 18, 1997 by and between Storm and CPR (USA) Inc.

          4.8 Registration Rights Agreement dated as of December 18, 1997 by and between Storm and Libertyview Plus Fund.

          4.9 Registration Rights Agreement dated as of December 18, 1997 by and between Storm and Libertyview Fund, LLC

          4.10 Common Stock and Warrant Purchase Agreement dated as of December 18, 1997 by and between Storm and the L. William and L. Gay Krause Trust under Agreement dated June 21, 1994.

          4.11 Common Stock and Warrant Purchase Agreement dated as of December 18, 1997 by and between Storm and Adriaan Ligtenberg.

          4.12 Common Stock and Warrant Purchase Agreement dated as of December 18, 1997 by and between Storm and Adolf Starreveld.

          4.13 Common Stock and Warrant Purchase Agreement dated as of December 18, 1997 by and between Storm and Benjamin Yung.

          4.14 Stock Purchase Warrant for Common Stock issued to L. William and
               L. Gay Krause Trust under Agreement dated June 21, 1994.

          4.15 Stock Purchase Warrant for Common Stock issued to Adriaan Ligtenberg.

          4.16 Stock Purchase Warrant for Common Stock issued to Adolf
               Starreveld.

          4.17 Stock Purchase Warrant for Common Stock issued to Benjamin Yung.

          99.1 Press Release dated December 18, 1997 announcing the Closing under the Acquisition Agreement.

          99.2 Press Release dated December 18, 1997 announcing the Private Placement.

                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STORM TECHNOLOGY, INC.



               Date: January 2, 1998     /s/ Rick McConnell
                                         ---------------------------------------
                                         Rick McConnell
                                         Chief Financial Officer and Assistant
                                         Secretary

                                 INDEX TO EXHIBITS


                                                                  Sequentially
Exhibit   Document                                                Numbered Page
-------   --------                                                -------------

2.2 Agreement for Purchase and Sale of Assets dated as of December 18, 1997 among Storm, Logitech US, Logitech
          Asia, Logitech Swiss and Logitech Trading.

2.3 Joint Sales and Marketing Agreement dated as of December 18, 1997 by and between Storm and Logitech Trading.

2.4 Manufacturing Services Agreement dated as of December 18, 1997 by and between Storm and Logitech Asia.

3.1 Certificate of Designation for Series A 8.5% Convertible Preferred Stock filed December 18, 1997.

4.1 Series A 8.5% Convertible Stock Subscription Agreement dated as of December 18, 1997 by and between Storm and CPR
          (USA) Inc.

4.2 Series A 8.5% Convertible Stock Subscription Agreement dated as of December 18, 1997 by and between Storm and Libertyview Plus Fund.

4.3 Series A 8.5% Convertible Stock Subscription Agreement dated as of December 18, 1997 by and between Storm and Libertyview Fund, LLC.

4.4 Stock Purchase Warrant to Purchase Shares of Common Stock issued to CPR (USA) Inc.

4.5 Stock Purchase Warrant to Purchase Shares of Common Stock issued to Libertyview Plus Fund.

4.6 Stock Purchase Warrant to Purchase Shares of Common Stock issued to Libertyview Fund, LLC.

4.7       Registration Rights Agreement dated as of December 18,
          1997 by and between Storm and CPR (USA) Inc.

4.8       Registration Rights Agreement dated as of December 18,
          1997 by and between Storm and Libertyview Plus Fund.

4.9       Registration Rights Agreement dated as of December 18,
          1997 by and between Storm and Libertyview Fund, LLC.

4.10      Common Stock and Warrant Purchase Agreement dated as of
          December 18, 1997 by and between Storm and the L. William and L. Gay Krause Trust under Agreement dated June 21,
          1994.

4.11      Common Stock and Warrant Purchase Agreement dated as of
          December 18, 1997 by and between Storm and Adriaan
          Ligtenberg.

4.12      Common Stock and Warrant Purchase Agreement dated as of
          December 18, 1997 by and between Storm and Adolf
          Starreveld.

4.13      Common Stock and Warrant Purchase Agreement dated as of
          December 18, 1997 by and between Storm and Benjamin Yung.

4.14 Stock Purchase Warrant for Common Stock issued to L. William and L. Gay Krause Trust under Agreement dated June 21, 1994.

4.15      Stock Purchase Warrant for Common Stock issued to Adriaan
          Ligtenberg.

4.16      Stock Purchase Warrant for Common Stock issued to Adolf
          Starreveld.
4.17      Stock Purchase Warrant for Common Stock issued to Benjamin
          Yung.

99.1 Press Release dated December 18, 1997 announcing the closing under the Acquisition Agreement.

99.2      Press Release dated December 18, 1997 announcing the
          Private Placement.